Business Combinations - Summary of Identifiable Net Assets Acquired, Including Adjustments to Provisional Fair Values (Parenthetical) (Detail) - Business combinations [member] - USD ($) $ in Millions	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Disclosure of detailed information about business combination [line items]
Goodwill expected to be deducted for tax purposes	$ 148	$ 184	$ 330
Gross contractual value of trade and other receivables	47	74	379
Fair value of trade and other receivables	$ 47	$ 73	$ 373